UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 15, 2005


                           CLICKABLE ENTERPRISES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



         Delaware                      0-23737                   82-0290939
         --------                      -------                   ----------
      (State of Other                (Commission                (IRS Employer
      Jurisdiction of                File Number)               Identification
       Incorporation)                                               Number)


      711 South Columbus Avenue, Mt. Vernon, NY               10550
      -----------------------------------------               -----
       (Address of Principal Executive Offices)            (Zip Code)


       Registrant's telephone number, including area code: (914) 699-5190
                                                           --------------


                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.
..

      On July 15, 2005, Clickable Enterprises, Inc. (the "Company") entered into an Asset Purchase Agreement (the "Purchase Agreement") with Allamuchy Transport, Inc. for the Company's purchase of certain assets relating to Allamuchy's home heating oil distribution business. Under the Purchase Agreement, the Company will buy the customer lists and related customer information of Allamuchy's home heating oil business, and certain other intangible assets. The purchase price will consist of a fixed price of $156,000 payable at closing, and a potential additional amount payable on the first anniversary of closing based on the amount by which a specified portion of the Company's revenues derived from Allamuchy customers exceeds the fixed price. Closing under the Purchase Agreement is contingent on the fulfillment of customary representations, warranties, agreements and conditions.

      Allamuchy currently also distributes diesel fuel and will retain that business. In addition, at closing the Company and Allamuchy will enter into a separate agreement for Allamuchy to provide oil delivery services as the Company's subcontractor within Allamuchy's former market area.

Forward-Looking Statements

This Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to the safe harbors created thereby. These forward-looking statements are based on current expectations and projections about future events and financial trends. The words and phrases "will," "intends," "potentially," "may," "expects," "projects" and similar words or expressions are intended to identify forward-looking statements. In addition, any statements that refer to expectations or other characterizations of future events or circumstances are forward-looking statements. The forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements, including, among other things, the doubt expressed by the Company's auditors on June 21, 2005 as to the Company's ability to continue as a going concern, the Company's history of losses since its inception, the significant operating expenses which the Company expects to incur until it increases the volume of heating oil sold or expands its product lines, the hazardous operations associated with handling oil which may subject the Company to material and environmental liabilities, and depression of the market price of the Common Stock and dilution to holders of Common Stock upon the conversion of the Debentures, the Preferred Stock and other issued and outstanding warrants convertible into Common Stock. These are representative of factors which could affect the outcome of the forward-looking statements. In addition, such statements could be affected by general industry and market conditions and growth rates, general domestic and international economic conditions and future incidents of terrorism or other events that may negatively impact the markets where the Company competes. The Company undertakes no obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CLICKABLE ENTERPRISES, INC.

Dated:  July 25, 2005                       By:  /s/ Nicolas Cirillo Jr.
                                                 ---------------------------
                                                 President